UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2018 (April 15, 2018)

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.

1-9516	ICAHN ENTERPRISES L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398767

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

Real Estate Purchase Agreement; Agreement and Plan of Merger

On April 15, 2018, Tropicana Entertainment Inc. (“Tropicana”), a Delaware corporation and indirect wholly owned subsidiary of Icahn Enterprises L.P. entered into (i) a Real Estate Purchase Agreement (the “Real Estate Purchase Agreement”) with GLP Capital, L.P., a Pennsylvania limited partnership (“GLP”), and (ii) an Agreement and Plan of Merger (the “Merger Agreement”) with Eldorado Resorts, Inc., a Nevada corporation (“Parent”), Delta Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and GLP, pursuant to which, Tropicana agreed to sell its real estate assets to GLP and its gaming and hotel operations to Parent for an aggregate consideration of approximately $1.85 billion in cash, which amount is subject to adjustment as set forth in the Merger Agreement.

Subject to the terms of the Real Estate Purchase Agreement, Tropicana has agreed to sell the real property assets held by its subsidiaries, other than Tropicana’s operations and subsidiaries located in Aruba, to GLP (the “Real Estate Sale”) for a purchase price of $1.21 billion (the “Real Estate Purchase Price”).  Immediately following the Real Estate Sale, Merger Sub will be merged with and into Tropicana, with Tropicana continuing as the surviving corporation in the merger (the “Merger”).  Following the consummation of the Merger, Tropicana will be a wholly owned subsidiary of Parent.

The closing of the transactions contemplated by the Real Estate Purchase Agreement and the Merger Agreement are subject to customary conditions, including, among other things, receiving the required approval of Tropicana’s  stockholders, which approval will be effected after execution of the Merger Agreement, by written consent of American Entertainment Properties Corp. (the “Written Consent”).

The foregoing description of the Merger Agreement and the Real Estate Purchase Agreement, do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements. A copy of the Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated by reference herein. A copy of the Real Estate Purchase Agreement is attached hereto as Exhibit A to Exhibit 2.1 and is incorporated by reference herein.

Disaffiliation Agreement

In connection with the transactions contemplated by the Real Estate Purchase Agreement and the Merger Agreement, Tropicana, on behalf of itself and its subsidiaries, entered into the Disaffiliation Agreement with American Entertainment Properties Corp. (“AEPC”) and Parent (the “Disaffiliation Agreement”), pursuant to which the parties thereto agreed to address certain tax and other matters relating to the separation of Tropicana from AEPC and its affiliates and to address the existing agreements between Tropicana and its subsidiaries, on the one hand, and AEPC and its affiliates, on the other, under the Tax Allocation Agreement that was entered into on September 16, 2017 (the “Tax Allocation Agreement”).

Tropicana is part of the affiliated group (as such term is defined in the Internal Revenue Code of 1986, as amended) and from and after September 15, 2017, AEPC and its subsidiaries filed consolidated federal tax returns with Tropicana and its subsidiaries.  The Tax Allocation Agreement currently governs the relationship of the parties thereto with respect to tax preparation, tax payments and certain other matters.  Pursuant to the terms of the Disaffiliation Agreement, as of the effective time of the Merger (the “Effective Time”), the Tax Allocation Agreement will terminate and the terms and conditions of the Disaffiliation Agreement will govern the relationship of the parties from and after the Effective Time with respect to the matters set forth therein.

As the Real Estate Sale will be a taxable transaction, pursuant to Section 5(c) of the Disaffiliation Agreement, AEPC will be entitled to receive a tax distribution from the Issuer in respect of the federal income tax expected to result from or be attributable to the Real Estate Sale pursuant to the terms of the Real Estate Purchase Agreement.  The payment to be made under Section 5(c) of the Disaffiliation Agreement would have, but for the execution of the Disaffiliation Agreement, been made under the Tax Allocation Agreement.

The foregoing description of the Disaffiliation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached hereto as Exhibit E to Exhibit 2.1 and is incorporated by reference herein.

Voting and Support Agreement

In connection with the execution of the Real Estate Purchase Agreement and Merger Agreement, Parent, GLP, and AEPC and certain of its affiliates entered into a voting and support agreement (the “Voting Agreement”).  Subject to the terms and conditions set forth in the Voting Agreement, AEPC and its affiliates agreed, among other things, to vote the shares of common stock of Tropicana over which they have voting power in favor of the adoption of the Real Estate Purchase Agreement, the Merger Agreement, the Real Estate Sale, the Merger and the other transactions contemplated in connection therewith, including, but not limited to, by AEPC delivering the Written Consent to Parent and GLP on or prior to 6:00 p.m. (New York City time) on Tuesday, May 15, 2018, unless the Merger Agreement or Voting Agreement is earlier terminated.

The Voting Agreement also contains certain restrictions on the transfer of shares of common stock of Tropicana by AEPC and its affiliates and includes a waiver of appraisal rights by AEPC and its affiliates. The Voting Agreement will terminate upon the earlier of the Effective Time, the termination of the Real Estate Purchase Agreement or the Merger Agreement, or the mutual written consent of the parties to the Voting Agreement.  The Voting Agreement will automatically terminate in the event of a Change of Board Recommendation (as defined in the Merger Agreement) in connection with a Superior Proposal (as defined in the Merger Agreement).

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached hereto as Exhibit B to Exhibit 2.1 and is incorporated by reference herein.

Item 8.01                                           Other Events.

On April 16, 2018, Icahn Enterprises L.P. issued a press release announcing the execution of the Real Estate Purchase Agreement and the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of April 15, 2018, by and among Eldorado Resorts Inc., GLP Capital, L.P., and Tropicana Entertainment Inc.
99.1	Press release issued by Icahn Enterprises L.P. on April 16, 2018.

*                                         Exhibits and schedules were omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date: April 16, 2018		By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

ICAHN ENTERPRISES HOLDINGS L.P. (registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date: April 16, 2018		By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer